Filed pursuant to Rule 497(e)
File Nos. 033-54822; 811-07360

Varsity/Monetta Intermediate Bond Fund (MIBFX)
a series of Monetta Trust

January 11, 2016

Supplement to the
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”)
dated April 30, 2015, as previously supplemented

The Board of Trustees (the “Board”) of Monetta Trust has adopted a plan to close and liquidate the Varsity/Monetta Intermediate Bond Fund (the “Fund”), a series of Monetta Trust. The Board concluded that it would be in the best interests of the Fund and its shareholders that the Fund be closed and liquidated as a series of the Trust effective as of the close of business on February 18, 2016 (the “Liquidation Date”). The remaining two series of Monetta Trust will remain open and unaffected by this announcement.

Effective immediately, the Fund will no longer pursue its stated investment objective, and effective January 19, 2016, the Fund will not accept any new investments and. The Fund will begin liquidating its portfolio and will invest in cash and cash equivalents, such as money market funds, until all shares have been redeemed. Prior to closing, any capital gains will be distributed as soon as practicable to shareholders in the form of reinvestment in additional shares, unless you have previously requested payment in cash. Shares of the Fund are otherwise not available for purchase beginning on January 19, 2016.

Prior to the Liquidation Date, you may redeem your shares, including reinvested distributions, in accordance with the “Redemption of Fund Shares” section in the Prospectus. As is the case with any redemption of Fund shares, redemption proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account, such as an IRA or 401(k), the liquidation proceeds may not be subject to current income taxation under certain conditions. You should consult with your tax advisor for further information regarding the federal, state, and/or local income tax consequences of this liquidation that are relevant to your specific situation. Please refer to the “Distributions and Taxes” section in the Prospectus for general information.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO THE FUND’S LIQUIDATION DATE WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS, SUBJECT TO ANY REQUIRED WITHHOLDINGS, WILL BE SENT TO THE ADDRESS OF RECORD.  IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUND AT 1-800-MONETTA.

Effective as of the Liquidation Date, all references to the Varsity/Monetta Intermediate Bond Fund in the Prospectus and Statement of Additional Information are hereby deleted.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI.